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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  March 6, 2003
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                Date of report (Date of earliest event reported)




                              ATLANTIC REALTY TRUST
             (Exact name of registrant as specified in its charter)


         Maryland                   0-27562                    13-3849655
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(State or other jurisdiction (Commission File Number)   (I.R.S. Employer
of incorporation)                                       Identification Number)



        747 Third Avenue, New York, NY                        10017
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        (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code    212-702-8561
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          Former name or former address, if changed since last report



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Item 5.    Other Items.

          On March 5, 2003, the Company reported that the Internal Revenue Service ("IRS") has issued an examination report in connection with an audit of the 1996 and 1997 income tax returns of all of the Company. In reaching the positions adopted in the examination report with respect to the deduction for bad debts, the IRS revenue agent disregarded the fact that the values actually obtained for the asset correspond to the value used by the Company in determining its bad debt deductions. The revenue agent's report set forth a number of positions which special tax counsel and the Company believe are not consistent with applicable law and regulations of the IRS. There can be no assurance how this matter will be resolved.

         Incorporated by reference is a press release issued by the Company on March 5, 2003 which is attached hereto as Exhibit 1.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ATLANTIC REALTY TRUST



Date:    March 6, 2003            By: /s/ Edwin R. Frankel
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                                        Name:  Edwin R. Frankel
                                        Title: Executive Vice President,
                                               Chief Financial Officer,
                                               Secretary and Principal
                                               Financial and Accounting Officer


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                                  EXHIBIT INDEX

Exhibit
Number     Description
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   1.1            Press Release issued by the Company on March 5, 2003



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